UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2015

CELL SOURCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187049	32-0379665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

65 Yigal Alon Street

Tel Aviv Israel 67433

(Address of principal executive offices) (zip code)

011 972 3 562-1755

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

On March 26, 2015, Cell Source, Inc (the “Company”) issued and sold to two accredited investors (the “Purchasers”), two promissory notes in the aggregate principal amount of $500,000 (the “Promissory Notes”) and two Warrants to purchase common stock, par value $0.001 per share (the “Common Stock”), of the Company (the “Warrants”). The gross proceeds for the sale of the Promissory Notes and the Warrants was $500,000.

The principal amount on the Promissory Notes is due on March 26, 2016. The Promissory Notes are non-interest bearing, and they are not convertible into securities of the Company. The Promissory Notes may be prepaid in whole or in part at the option of the Company. They must be prepaid in whole, however, via a mandatory prepayment term, from the proceeds of any closing after the issuance date, of any offering or offerings pursuant to which the Company receives an aggregate gross proceeds greater than or equal to $3,000,000.

Each Warrant entitles the applicable Purchaser to purchase 250,000 shares of Common Stock (the “Warrant Shares”) at a purchase price of $0.75 per share (the “Warrant Price”). The number of Warrant Shares to be so issued and the Warrant Price are subject to adjustment as provided in the Warrants. The right to exercise each Warrant, in whole or in part, shall continue until 5:30p.m. Eastern Time on March 26, 2019 (the “Warrant Expiration Date”). Prior to the Expiration Date, the Company shall have the option, subject to the conditions in each Warrant, to redeem all of the warrants then outstanding upon note less than thirty (30) days’ nor more than (60) days’ notice to the applicable Purchaser, at a redemption price of $0.01 per share, subject to the conditions that: (i) there is an effective registration statement covering the resale of the underlying shares of Common Stock and (ii) the Common Stock has traded for twenty (20) consecutive days with a closing price of at least $2.50 per share with an average trading volume of 100,000 shares per day.

In connection with the sale of the Promissory Notes and the Warrants, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing description of the Promissory Notes and the Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Promissory Notes and form of Warrants filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Promissory Notes
10.2	Form of Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL SOURCE, INC.

Dated: April 1, 2015	By:	/s/ Itamar Shimrat
Name: Itamar Shimrat
Title: Chief Executive Officer